--------------------------------------------------------------------------------
                                 FIRST AMENDMENT
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
--------------------------------------------------------------------------------

      First Amendment dated as of June 29, 2000 to Revolving Credit and Term Loan Agreement (the "First Amendment"), by and among GENRAD, INC., a Massachusetts corporation (the "Company"), GENRAD EUROPE LIMITED, a private company limited by shares organized under the laws of England and Wales, with registered number 02873907 ("GenRad Europe"), GENRAD LIMITED, a private company limited by shares organized under the laws of England and Wales, with registered number 00790061 ("GenRad Limited"), GENRAD HOLDINGS LIMITED, a private company limited by shares organized under the laws of England and Wales, with registered number 01761564 ("Holdings"), GIGANTISSIMO 2209 AKTIEBOLAG, a corporation organized under the laws of Sweden ("GenRad Sweden" and, collectively with the Company, GenRad Europe, GenRad Limited and Holdings, the "Borrowers" and each individually, a "Borrower"), FLEET NATIONAL BANK (formerly known as BANKBOSTON, N.A.) and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks") and FLEET NATIONAL BANK (London Branch) as Overdraft Bank (as defined in the Credit Agreement referred to below), amending certain provisions of the Revolving Credit and Term Loan Agreement dated as of March 24, 2000 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrowers, the Banks, the Overdraft Bank and FLEET NATIONAL BANK in its capacity as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

      WHEREAS, the Borrowers and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      ss.1. Amendment toss.1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended as follows:

      (a) the definition of "Applicable Margin" is hereby amended by deleting the table contained in such definition in its entirety and restating it as follows:

----------------------------------------------------------------------------------------------------
                                            Sterling
                                Base Rate   Base Rate   Eurocurrency    Letter of
Level      Leverage Ratio         Loans       Loans      Rate Loans    Credit Fees   Commitment Fees
----------------------------------------------------------------------------------------------------
I       Greater than or equal     1.25%       2.25%         2.25%         2.25%           .750%
             to 1.75:1.00
----------------------------------------------------------------------------------------------------
II       Less than 1.75:1.00
         but greater than or
          equal to 1.25:1.00      1.00%       2.00%         2.00%         2.00%           .750%
----------------------------------------------------------------------------------------------------
III      Less than 1.25:1.00
         but greater than or
          equal to 0.75:1.00      0.75%       1.75%         1.75%         1.75%           .750%
----------------------------------------------------------------------------------------------------
IV       Less than 0.75:1.00      0.50%       1.50%         1.50%         1.50%           .625%
----------------------------------------------------------------------------------------------------

      (b) the definition of "Borrowing Base" is hereby amended by deleting paragraph (b) of such definition in its entirety and restating it as follows:

                  (b) the lesser of (i) 40% of the Net Book Value of Eligible Inventory and (ii) $15,000,000.

      (c) the definition of EBITDA is hereby amended by deleting such definition in its entirety and restating it as follows:

            EBITDA. With respect to any fiscal period, an amount equal to the sum of (a) Consolidated Net Income of the Company and its Subsidiaries for such fiscal period, plus (b) in each case to the extent deducted in the calculation of such Person's Consolidated Net Income and without duplication, (i) depreciation and amortization for such period, plus (ii) income tax expense for such period, plus (iii) Consolidated Total Interest Expense paid or accrued during such period, plus (iv) other noncash charges for such period, plus (v) solely for purposes of computing compliance with the financial covenants contained in ss.12.1, 12.3 and
      12.4 (and not for, among other things, purposes of computing the Leverage Ratio for determining the Applicable Margin or ascertaining the ability of the Company to consummate a Permitted Acquisition as set forth in ss.11.5.1.(f)) the one-time cash charge taken during such period in connection with severance packages provided to certain members of management, provided the aggregate amount of all such cash charges does not exceed $2,000,000, and minus, to the extent added in computing Consolidated Net Income, and without duplication, all noncash gains (including income tax benefits) for such period, all as determined in accordance with generally accepted accounting principles.

      ss.2. Amendment toss.11 of the Credit Agreement. Section 11 of the Credit Agreement is hereby amended as follows:

      (a) Section 11.4(c) of the Credit Agreement is hereby amended by deleting the words "the Company shall be permitted to make Distributions in respect of stock repurchases in an aggregate amount not to exceed $15,000,000 in any fiscal year" which appear in such ss.11.4(c) and substituting in place thereof the words "the Company shall be permitted to make Distributions in respect of stock repurchaes in an aggregate amount not to exceed $7,500,000 in any fiscal year, provided, the Company shall not be permitted to make any such Distributions until (i) after the last day of the fourth fiscal quarter of the 2000 fiscal year and (ii) after the Company has demonstrated to the Agent and the Banks compliance with all the financial covenants contained in ss.12 hereof for the fourth fiscal quarter of the 2000 fiscal year"

      (b) Section 11.5.1(f) of the Credit Agreement is hereby amended by (i) inserting immediately after the words "so long as the Company's Leverage Ratio on a pro forma basis immediately prior to and after giving effect to any acquisition is at a level which is at least 0.25 times less than the required financial covenant level in effect at the date of determination" the words "and so long as such acquisition does not occur prior to the first day of the first fiscal quarter of the Company's 2001 fiscal year"; and (ii) deleting the words "shall not exceed (a) $10,000,000 in the aggregate for any acquisition or series of related acquisitions and (b) $20,000,000 in the aggregate for all acquisitions consummated in any period of twelve (12) consecutive months" and substituting in place thereof the words "shall not exceed (a) $5,000,000 in the aggregate for any acquisition or series of related acquisitions and (b) $10,000,000 in the aggregate for all acquisitions consummated in any period of twelve (12) consecutive months"

      ss.3. Amendment toss.12 of the Credit Agreement. Section 12 of the Credit Agreement is hereby amended as follows:

      (a) Section 12.2 of the Credit Agreement is hereby amended by deleting the table contained in ss.12.2 in its entirety and restating it as follows:

            ---------------------------------------------------------
                         Period                         Ratio
            ---------------------------------------------------------

            Closing Date - December 30, 2000          0.75:1.00
            ---------------------------------------------------------
            Any time thereafter                       1.00:1.00
            ---------------------------------------------------------

      (b) Section 12.3 of the Credit Agreement is hereby amended by (i) inserting immediately after the words "will not permit the ratio of Consolidated Operating Cash Flow to Consolidated Total Debt Service for any fiscal quarter ending during any period described in the table set forth below" the words "other than the fiscal quarter ending July 1, 2000"; and (ii) deleting the table contained in ss.12.3 in its entirety and restating it as follows:

                       Fiscal Quarter Ending                  Ratio
                       ---------------------                  -----

            April 1, 2000                                   1.75:1.00
            July 1, 2000                                    Not Tested
            September  30,  2000 -  December  30, 2000      1.75:1.00
            Each fiscal quarter ending thereafter           2.00:1.00

      (c) Section 12.4 of the Credit Agreement is hereby amended by deleting the table contained in ss.12.4 in its entirety and restating it as follows:


                    Fiscal Quarter Ending                 Amount
                    ---------------------                 ------

            April 1, 2000                              $17,000,000
            July 1, 2000                                $6,500,000
            September 30, 2000                         $10,500,000
            December 30, 2000                          $18,700,000
            [March 31, 2001]                           $11,900,000
            [June 30, 2001]                            $14,700,000
            Each fiscal quarter ending thereafter      $20,000,000

      ss.4. Conditions to Effectiveness. This First Amendment shall not become effective until the Agent receives the following:

      (a) a counterpart of this First Amendment, executed by the Borrowers, each Guarantor and the Majority Banks;

      (b) evidence satisfactory to the Agent that all corporate or other similar action has been taken by the Borrowers and the Guarantors to authorize the transactions contemplated hereby; and

      (c) payment by the Borrowers of an amendment fee in the amount of $156,250, which amendment fee shall be for the pro rata accounts of the Banks.

      ss.5. Representations and Warranties. Each of the Borrowers hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss.9 of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Borrowers hereby represents and warrants that the execution and delivery by each Borrower of this First Amendment and the performance by each Borrower of all of their agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each Borrower and have been duly authorized by all necessary corporate or other similar action on the part of each Borrower.

      ss.6. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

      ss.7. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Agent, the Overdraft Bank or the Banks consequent thereon.

      ss.8. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      ss.9. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.

                                 GENRAD, INC.

                                 By: /s/ Walter A. Shephard
                                     -------------------------------------
                                     Name: WALTER SHEPHARD
                                     Title: CFO


                                 GENRAD HOLDINGS LIMITED

                                 By: /s/ Walter A. Shephard
                                     -------------------------------------
                                     Name: WALTER SHEPHARD
                                     Title:  Director


                                 GENRAD EUROPE LIMITED

                                 By: /s/ Walter A. Shephard
                                     -------------------------------------
                                     Name: WALTER SHEPHARD
                                     Title:  Director


                                 GENRAD LIMITED

                                 By: /s/ Walter A. Shephard
                                     -------------------------------------
                                     Name: WALTER SHEPHARD
                                     Title:  Director


                                 GIGANTISSIMO 2209 AKTIEBOLAG

                                 By: /s/ Walter A. Shephard
                                     -------------------------------------
                                     Name: WALTER SHEPHARD

                                 FLEET NATIONAL BANK (London Branch), as
                                 Overdraft Bank

                                 By: /s/ Debra E. DelVecchio
                                     -------------------------------------
                                     Debra E. DelVecchio, Vice President


                                 FLEET NATIONAL BANK (London Branch), as
                                 Overdraft Bank

                                 By: /s/ Debra E. DelVecchio
                                     -------------------------------------
                                    Title: Vice President


                                 KEYBANK NATIONAL ASSOCIATION

                                 By:
                                     -------------------------------------
                                     Title:


                                 THE CHASE MANHATTAN BANK

                                 By:
                                     -------------------------------------
                                     Title:


                                 NATIONAL CITY BANK OF KENTUCKY

                                 By:
                                     -------------------------------------
                                     Title:


                                 THE BANK OF NOVA SCOTIA

                                 By:
                                     -------------------------------------
                                     Title:


                                 SUMMIT BANK

                                 By:
                                     -------------------------------------
                                     Title:

                                 FLEET NATIONAL BANK

                                 By:
                                     -------------------------------------
                                     Debra E. DelVecchio, Vice President


                                 FLEET NATIONAL BANK (London Branch), as
                                 Overdraft Bank

                                 By:
                                     -------------------------------------
                                    Title:


                                 KEYBANK NATIONAL ASSOCIATION

                                 By: /s/ Lisa [ILLEGIBLE]
                                     -------------------------------------
                                     Title: Vice President


                                 THE CHASE MANHATTAN BANK

                                 By:
                                     -------------------------------------
                                     Title:


                                 NATIONAL CITY BANK OF KENTUCKY

                                 By:
                                     -------------------------------------
                                     Title:


                                 THE BANK OF NOVA SCOTIA

                                 By:
                                     -------------------------------------
                                     Title:


                                 SUMMIT BANK

                                 By:
                                     -------------------------------------
                                     Title:

                                 FLEET NATIONAL BANK

                                 By:
                                     -------------------------------------
                                     Title:


                                 KEYBANK NATIONAL ASSOCIATION

                                 By:
                                     -------------------------------------
                                     Title:


                                 THE CHASE MANHATTAN BANK

                                 By: /s/ Roger A. Stone
                                     -------------------------------------
                                     Roger A. Stone, Senior Vice President


                                 NATIONAL CITY BANK OF KENTUCKY

                                 By:
                                     -------------------------------------
                                     Title:


                                 THE BANK OF NOVA SCOTIA

                                 By:
                                     -------------------------------------
                                     Title:


                                 SUMMIT BANK

                                 By:
                                     -------------------------------------
                                     Title:


                                CITIZENS BANK OF MASSACHUSETTS

                                 By:
                                     -------------------------------------
                                     Title:

                                 FLEET NATIONAL BANK

                                 By:
                                     -------------------------------------
                                     Debra E. DelVecchio, Vice President


                                 FLEET NATIONAL BANK (London Branch), as
                                 Overdraft Bank

                                 By:
                                     -------------------------------------
                                    Title:


                                 KEYBANK NATIONAL ASSOCIATION

                                 By:
                                     -------------------------------------
                                     Title:


                                 THE CHASE MANHATTAN BANK

                                 By:
                                     -------------------------------------
                                     Title:


                                 NATIONAL CITY BANK OF KENTUCKY

                                 By: /s/ Glenn E. Nord
                                     -------------------------------------
                                     Title: GLENN E. NORD
                                            VICE PRESIDENT


                                 THE BANK OF NOVA SCOTIA

                                 By:
                                     -------------------------------------
                                     Title:


                                 SUMMIT BANK

                                 By:
                                     -------------------------------------
                                     Title:

                                 FLEET NATIONAL BANK

                                 By:
                                     -------------------------------------
                                     Debra E. DelVecchio, Vice President


                                 FLEET NATIONAL BANK (London Branch), as
                                 Overdraft Bank

                                 By:
                                     -------------------------------------
                                    Title:


                                 KEYBANK NATIONAL ASSOCIATION

                                 By:
                                     -------------------------------------
                                     Title:


                                 THE CHASE MANHATTAN BANK

                                 By:
                                     -------------------------------------
                                     Title:


                                 NATIONAL CITY BANK OF KENTUCKY

                                 By:
                                     -------------------------------------
                                     Title:


                                 THE BANK OF NOVA SCOTIA

                                 By: /s/ T.M. Pitcher
                                     -------------------------------------
                                     Title: T.M. Pitcher
                                            Authorized Signatory

                                 SUMMIT BANK

                                 By:
                                     -------------------------------------
                                     Title:

                                 FLEET NATIONAL BANK

                                 By:
                                     -------------------------------------
                                     Debra E. DelVecchio, Vice President


                                 FLEET NATIONAL BANK (London Branch), as
                                 Overdraft Bank

                                 By:
                                     -------------------------------------
                                    Title:


                                 KEYBANK NATIONAL ASSOCIATION

                                 By:
                                     -------------------------------------
                                     Title:


                                 THE CHASE MANHATTAN BANK

                                 By:
                                     -------------------------------------
                                     Title:


                                 NATIONAL CITY BANK OF KENTUCKY

                                 By:
                                     -------------------------------------
                                     Title:


                                 THE BANK OF NOVA SCOTIA

                                 By:
                                     -------------------------------------
                                     Title:


                                 SUMMIT BANK

                                 By: /s/ Steven De Luise
                                     -------------------------------------
                                     Title: Vice President
                                            Steven De Luise

                                 CITIZENS BANK OF MASSACHUSETTS

                                 By:
                                     -------------------------------------
                                     Title:


                                 FIRST MASSACHUSETTS BANK, N.A.

                                 By: /s/ [ILLEGIBLE]
                                     -------------------------------------
                                     Title: SVP


                                 BANK ONE, NA (Main Office Chicago)

                                 By:
                                     -------------------------------------
                                     Title:


                                 LLOYDS TSB BANK PLC

                                 By:
                                     -------------------------------------
                                     Title:


                                 ABN AMRO BANK N.V.

                                 By:
                                     -------------------------------------
                                      Title:

                                 By:
                                     -----------------------------------
                                     Title:

                                 CITIZENS BANK OF MASSACHUSETTS

                                 By:
                                     -------------------------------------
                                     Title:


                                 FAMILY BANK, FSB

                                 By:
                                     -------------------------------------
                                     Title:


                                 BANK ONE, NA (Main Office Chicago)

                                 By: /s/ Andrea S. Kantor
                                     -------------------------------------
                                     Title: ANDREA S. KANTOR
                                             Vice President


                                 LLOYDS TSB BANK PLC

                                 By:
                                     -------------------------------------
                                     Title:


                                 ABN AMRO BANK N.V.

                                 By:
                                     -------------------------------------
                                      Title:

                                 By:
                                     -----------------------------------
                                     Title:

                                 CITIZENS BANK OF MASSACHUSETTS

                                 By:
                                     -------------------------------------
                                     Title:


                                 FAMILY BANK, FSB

                                 By:
                                     -------------------------------------
                                     Title:


                                 BANK ONE, NA (Main Office Chicago)

                                 By:
                                     -------------------------------------
                                     Title:


                                 LLOYDS TSB BANK PLC

                                 By: /s/ Ian Dimmock
                                     -------------------------------------
                                     Title: IAN DIMMOCK
                                            Vice President
                                          Acquisition Finance
                                                D080

                                     /s/ Gavin Rees
                                     -------------------------------------
                                               Gavin Rees
                                        Assistant Vice President
                                          Structured Finance
                                                R185


                                 ABN AMRO BANK N.V.

                                 By:
                                     -------------------------------------
                                      Title:

                                 By:
                                     -----------------------------------
                                     Title:

                                 CITIZENS BANK OF MASSACHUSETTS

                                 By:
                                     -------------------------------------
                                     Title:


                                 FAMILY BANK, FSB

                                 By:
                                     -------------------------------------
                                     Title:


                                 BANK ONE, NA (Main Office Chicago)

                                 By:
                                     -------------------------------------
                                     Title:


                                 LLOYDS TSB BANK PLC

                                 By:
                                     -------------------------------------
                                     Title:


                                 ABN AMRO BANK N.V.

                                 By: /s/ N. Smith
                                     -------------------------------------
                                      Title: AVP.

                                 By: [ILLEGIBLE]
                                     -----------------------------------
                                     Title: VP

                            RATIFICATION OF GUARANTY

      Each of the undersigned guarantors hereby acknowledges and consents to the foregoing First Amendment as of June 26, 2000, and agrees that the applicable Guarantee from such Guarantor dated as of March 24, 2000 in favor of the Agent for the benefit of the Agent and the Banks and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.

                                 GENRAD MEXICO, INC.

                                 By: /s/ Walter A. Shephard
                                     -------------------------------------
                                     Title:


                                 GENRAD HOLDINGS LIMITED

                                 By: /s/ Walter A. Shephard
                                     -------------------------------------
                                     Title:


                                 GENRAD LIMITED

                                 By: /s/ Walter A. Shephard
                                     -------------------------------------
                                     Title:


                                 GENRAD EUROPE LIMITED

                                 By: /s/ Walter A. Shephard
                                     -------------------------------------
                                     Title:


                                 TAVSTOCK LIMITED

                                 By: /s/ Walter A. Shephard
                                     -------------------------------------
                                     Title: